SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 6, 1999
                                                         (September 24, 1999)

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                     0-24532                 58-2094179
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(State of Incorporation)     (Commission File Number)       (IRS Employer
                                                         dentification Number)


       101 North Greenwood St., P.O. Box 3007
                  LaGrange, Georgia                             30240
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       (Address of principal executive offices)               (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000



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Item 5.  Other Events
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On September 24, 1999, FLAG announced the contemplation of an amendment to their proposed merger of Abbeville Capital Corporation with and into FLAG. Attached hereto is the press release regarding the announcement of the Abbeville Special Meeting of Shareholders which convened on September 23, 1999 and adjourned to a later date.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits. The following exhibits are filed as part of this report:

     99.1 Press Release, dated September 24, 1999, issued by the Registrant.




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                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLAG Financial Corporation
                                            (Registrant)


Dated:   October 6, 1999            By:     /s/John S. Holle
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                                              (Signature)

                                            Name: John S. Holle
                                                  -------------

                                            Title: Chairman of the Board
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